[Logo] M F S(R)                                           SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                     DECEMBER 31, 1999
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]

                         MFS(R) INSTITUTIONAL
                         INTERNATIONAL EQUITY FUND

MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                INVESTOR SERVICE
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial consultant.
David R. Mannheim*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    WORLD WIDE WEB
ASSISTANT TREASURERS                                www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
  NOT FDIC INSURED                MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios help make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     January 15, 2000

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long-term retirement investing; please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 1999, the Fund provided a total return of 28.65% (including the reinvestment of any distributions). This compares to returns of 30.83% for the average international fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, and 22.27% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, an unmanaged, market-capitalization-weighted total return index of developed-country global stock markets, excluding the United States, Canada, and the South African mining component.

The market environment was supportive during the period, as the global economic recovery continued. Instead of merely achieving positive gains within the very largest companies, markets worldwide broadened to include some of the smaller- and mid-capitalization stocks found in our Fund. Dollar-based investments in foreign stocks benefited from the fact that the strengthening of the yen more than offset the continued weakness of the euro. A stronger yen helped magnify the returns of the Fund's Japanese investments when translated back into dollars. Relative to the MSCI EAFE Index, the Fund's performance was helped by a slightly overweighted position in telecommunications stocks, and an underweighted position in the financial services sector.

Perhaps the most significant change -- both in terms of the make-up of the Fund and contribution to performance -- was our increase in telecommunications investments, which went from about 15.8% of the Fund six months ago to about 26.8% at the end of December.

Wireless communications companies made up the lion's share of this position. Within the industry, subscriber growth was higher than expected. Revenues per customer stabilized because of the increased usage of wireless data transmission, halting a decline that had caused some concern. Among the larger investments and better performers were NTT Mobile Communications Network in Japan and Mannesmann in Germany.

The Fund's technology weighting increased from about 11.7% six months ago to about 16% at the end of the period, an overweighted position relative to the MSCI EAFE Index. Most of the new or increased positions were in Japanese large-company stocks, including Hitachi, Fujitsu, and Toshiba. Not only have these firms benefited from strong positions within their particular industries, but they've also showed improved performance through significant restructuring programs. For some time, well-established Japanese companies such as these, undermanaged and overextended themselves and were involved in too many businesses that didn't produce results. More recently, the companies have started to sell off unprofitable businesses, choosing instead to focus on their strengths. By doing so, the companies should dramatically enhance their growth rates. We believe these stocks have done very well because investors have started to recognize and appreciate these efforts.

The semiconductor industry was another component of the technology sector that fared well, in particular computer chip firms that satisfy the needs of the expanding telecommunications field. These businesses also benefited from a rebound brought on by the awakening of Asian economies. STMicroelectronics, a French semiconductor company, was one of our additions in this field.

We're coming off a number of years when financial services stocks -- and banks in particular, especially in Europe -- benefited from falling interest rates and improving asset quality. We believe that the situation has changed and the best is behind us, and that these stocks won't be able to sustain the above-average growth they've offered in recent years. As a result, we've looked for better opportunities elsewhere.

Nevertheless, financial services stocks still represent about 15% of the portfolio, down from over 20% six months ago and below that of the MSCI EAFE Index weighting. We were able to find particular opportunities in Singapore banks, including Development Bank of Singapore (DBS) and Overseas Union Bank. The worst news regarding growth in Asia appears to be behind us, and these stocks were selling at appealing valuations at a time when they looked ready to benefit from improving asset quality.

Investors should remember that investments are chosen for the Fund based on individual company prospects. Country or regional weightings are strictly a byproduct of our bottom-up, company-by-company research. That said, Japan represented the largest country weighting at about 23%, up from 14% six months ago. This was still underweighted relative to the MSCI EAFE Index. We were able to find more opportunities in Japan related to restructuring, as well as those related to growth among Japanese companies that do their business domestically. The United Kingdom was second, and France was third, with investments there jumping from 11% six months ago to 14.6% at the end of December. New purchases included health care firms Sanofi-Synthelabo and Aventis (formerly Rhone-Poulenc).

The portfolio currently holds about 3% in emerging market stocks, including investments in Greece, Mexico, Brazil, and Israel. Our attraction to individual companies in emerging markets also depends on our comfort with the stability of the individual country market. We found no compelling reason to highlight emerging market countries over the past six months.

One area that struggled was the European aerospace and defense industry, including Fund investments Saab and British Aerospace. Problems among U.S. companies in this field brought down valuations for the whole group globally, even though we believe there were no internal problems within the companies themselves. We've maintained investments in these stocks because the companies' fundamentals appear strong.

We are increasingly optimistic about the corporate earnings outlooks in both Japan and Europe, where we think the short-term driver of growth will be the continuing global economic recovery. Fiscal and monetary policies in those two regions have been supportive. While interest rates have backed up over the past year, they are still low on a historical level. The outlook for inflation is sanguine, so we're not particularly concerned about interest rates continuing to move higher.

Looking ahead, we think positive influences may include deregulation and corporate restructuring at the company level. A more shareholder-friendly equity culture is developing both in Europe and Japan. Management incentives have been aligned with shareholder goals, including stock option programs. Corporations have taken other steps such as share buybacks that help improve shareholder value. These are very new developments within the European and Japanese markets and are the same types of programs that have helped U.S. corporations beat earnings forecasts over the past decade regardless of the economic backdrop.

However, valuations in general have reached the high end of their historical range. That is, even though earnings growth has gone up, equity prices have gone up even more. Nevertheless, we feel that the outlook for both inflation and interest rates is positive. If corporate earnings growth continues to surprise on the upside, there should be plenty of investment opportunities abroad.

     Respectfully,

 /s/ David R. Mannheim

     David R. Mannheim
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

David R. Mannheim is Senior Vice President of MFS Investment Management(R) and Director of International Portfolio Management. He is portfolio manager of MFS(R) Global Equity Fund, MFS(R) International Growth Fund, MFS(R) Institutional International Equity Fund, and the International Growth Series offered through MFS(R)/Sun Life annuity products.

Mr. Mannheim joined MFS in 1988 and was named Investment Officer in 1990, Assistant Vice President in 1991, Vice President and portfolio manager in 1992, Senior Vice President in 1997, and Director of International Portfolio Management in 1999. He is a graduate of Amherst College and the Massachusetts Institute of Technology Sloan School of Management.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: January 30, 1996

Size: $41.7 million net assets as of December 31, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

                              6 Months      1 Year     3 Years        Life*
-----------------------------------------------------------------------------
Cumulative Total Return        +28.65%     +34.81%     +63.26%      +92.36%
-----------------------------------------------------------------------------
Average Annual Total Return        --      +34.81%     +17.75%      +18.16%
-----------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, January 30, 1996, through December 31, 1999.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 1999

Stocks - 96.7%
-------------------------------------------------------------------------------
ISSUER                                                 SHARES             VALUE
-------------------------------------------------------------------------------
Foreign Stocks - 95.6%
  Australia - 2.1%
    QBE Insurance Group Ltd. (Insurance)              188,467       $   874,726
-------------------------------------------------------------------------------
  Canada - 2.9%
    BCE, Inc. (Telecommunications)                      5,600       $   506,965
    Canadian National Railway Co. (Railroads)          26,900           707,806
                                                                    -----------
                                                                    $ 1,214,771
-------------------------------------------------------------------------------
  Finland - 2.9%
    Helsingin Puhelin Oyj (Telecommunications)         13,500       $ 1,124,377
    HPY Holding - HTF Holding Oyj Abp
      (Telecommunications)*                             1,950            73,153
                                                                    -----------
                                                                    $ 1,197,530
-------------------------------------------------------------------------------
  France - 14.6%
    Aventis (Pharmaceuticals)                           4,900       $   284,737
    Bouygues S.A. (Construction)*                       1,060           673,609
    Castorama Dubois Investisse (Stores)                2,250           684,325
    Pernod Ricard Co. (Beverages)                       9,500           543,431
    Sanofi-Synthelabo S.A. (Medical and
       Health Products)*                               16,500           686,953
    STMicroelectronics Co. (Electronics)*               3,300           507,820
    Television Francaise (Entertainment)                  985           515,837
    Total S.A., "B" (Oils)                              8,100         1,080,870
    Union des Assurances Federales S.A.
      (Insurance)                                       3,350           393,383
    Vivendi (Business Services)                         5,300           478,519
    Wavecom S.A., ADR (Electronics)*                    2,700           255,825
                                                                    -----------
                                                                    $ 6,105,309
-------------------------------------------------------------------------------
  Germany - 5.5%
    Henkel KGaA, Preferred (Chemicals)                  5,670       $   374,022
    Mannesmann AG (Conglomerate)                        7,850         1,893,424
    Wella AG, Preferred (Consumer Goods
      and Services)                                     1,378            30,531
                                                                    -----------
                                                                    $ 2,297,977
-------------------------------------------------------------------------------
  Greece - 1.9%
    Antenna TV S.A., ADR (Broadcasting)*               20,000       $   342,500
    Hellenic Telecommunication Organization S.A.,
      GDR (Telecommunications)                         18,144           429,850
                                                                    -----------
                                                                    $   772,350
-------------------------------------------------------------------------------
  Ireland - 1.2%
    Anglo Irish Bank Corp. PLC
      (Banks and Credit Cos.)                         207,629       $   482,623
-------------------------------------------------------------------------------
  Israel - 0.8%
    Partner Communications Co. Ltd., ADR
      (Cellular Telephones)                            13,125       $   339,609
-------------------------------------------------------------------------------
  Italy - 2.3%
    Telecom Italia Mobile S.p.A., Saving Shares
      (Telecommunications)*                           205,200       $   977,487
-------------------------------------------------------------------------------
  Japan - 22.4%
    Canon, Inc. (Special Products and Services)        25,000       $   993,345
    Chugai Pharmaceutical Co. Ltd.
      (Pharmaceuticals)                                61,000           659,669
    Chukyo Coca-Cola Bottling Co. Ltd.
      (Food and Beverage Products)                     19,000           202,682
    Don Quijote Co., Ltd. (Retail)                        700           109,611
    Fast Retailing Co. (Retail)                         1,800           732,824
    Fuji Heavy Industries Ltd. (Automotive)            59,000           404,189
    Fujitsu Ltd. (Computer Hardware - Systems)          5,000           228,029
    Hitachi Ltd. (Electronics)                         83,000         1,332,159
    Mikuni Coca-Cola Bottling Co. Ltd.
      (Food and Beverage Products)                     23,000           402,916
    Mitsubishi Motor (Automotive)                      71,000           242,503
    Nippon Telephone & Telegraph Co.
      (Utilities - Telephone)                              44           753,572
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                 54         2,076,923
    Sony Corp. (Electronics)                            2,500           741,339
    Toshiba Corp. (Electronics)                        58,000           442,748
                                                                    -----------
                                                                    $ 9,322,509
-------------------------------------------------------------------------------
  Mexico - 1.2%
    Coca-Cola Femsa S.A., ADR (Beverages)              14,200       $   249,388
    Kimberly-Clark de Mexico S.A. de C.V.
      (Forest and Paper Products)                      67,300           263,085
                                                                    -----------
                                                                    $   512,473
-------------------------------------------------------------------------------
  Netherlands - 4.7%
    Akzo Nobel N.V. (Chemicals)                        17,700       $   887,719
    Fox Kids Europe N.V. (Telecommunications)*          2,170            27,755
    ING Groep N.V. (Financial Services)*               12,589           759,942
    Libertel N.V. (Cellular Telephones)*               11,600           303,741
                                                                    -----------
                                                                    $ 1,979,157
-------------------------------------------------------------------------------
  Norway - 2.5%
    NetCom ASA (Telecommunications)*                    2,080       $   103,935
    Sparebanken NOR (Banks and Credit Cos.)            23,300           541,386
    Storebrand ASA (Insurance)                         49,300           375,678
                                                                    -----------
                                                                    $ 1,020,999
-------------------------------------------------------------------------------
  Portugal - 2.7%
    Banco Pinto & Sotto Mayor S.A.
      (Banks and Credit Cos.)                          33,600       $   720,085
    PT Multimedia SGPS S.A. (Conglomerate)*               620            35,260
    Telecel - Comunicacoes Pessoais, S.A.
      (Telecommunications)                             21,150           368,706
                                                                    -----------
                                                                    $ 1,124,051
-------------------------------------------------------------------------------
  Singapore - 2.9%
    DBS Group Holdings Ltd. (Financial Services)*      28,956       $   474,774
    Overseas Union Bank Ltd. (Banks and
      Credit Cos.)                                    125,544           735,168
                                                                    -----------
                                                                    $ 1,209,942
-------------------------------------------------------------------------------
  Spain - 1.2%
    Jazztel, ADR (Telecommunications)*                    330       $    21,491
    Repsol S.A. (Oils)                                 18,700           433,530
    Terra Networks, S.A. (Internet)*                      500            27,318
                                                                    -----------
                                                                    $   482,339
-------------------------------------------------------------------------------
  Sweden - 2.9%
    NetCom AB (Telecommunications)*                     1,600       $   112,631
    Saab AB, "B" (Aerospace)                          114,483         1,105,074
                                                                    -----------
                                                                    $ 1,217,705
-------------------------------------------------------------------------------
  Switzerland - 1.1%
    Nestle S.A. (Food and Beverage Products)              255       $   467,321
-------------------------------------------------------------------------------
  United Kingdom - 19.8%
    AstraZeneca Group PLC (Medical and
      Health Products)                                 20,450       $   866,627
    BP Amoco PLC (Oils)                                46,352           467,574
    British Aerospace PLC (Aerospace)*                 78,744           517,332
    British Telecommunications PLC
     (Telecommunications)*                             50,780         1,229,536
    Cable & Wireless Communications PLC
      (Telecommunications)*                           125,400         1,791,645
    Cable & Wireless PLC, (Telecommunications)*        26,700           457,713
    Capital Radio PLC (Broadcasting)                    9,500           230,023
    CGU PLC (Insurance)                                41,000           661,160
    NDS Group PLC, ADR (Internet)*                        710            21,655
    Next PLC (Stores)                                  52,200           500,512
    TeleWest Communications PLC (Entertainment)*      102,217           542,021
    Thus PLC (Internet)*                               12,180            76,874
    Tomkins PLC (Conglomerate)                         81,600           266,072
    United News & Media PLC (Broadcasting)             51,600           650,100
                                                                    -----------
                                                                    $ 8,278,844
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $39,877,722
-------------------------------------------------------------------------------
U.S. Stocks - 1.1%
  Consumer Goods and Services - 1.0%
    Galileo International, Inc.                        13,900       $   416,131
-------------------------------------------------------------------------------
  Telecommunications - 0.1%
    Global TeleSystems Group, Inc.*                       800       $    27,700
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $   443,831
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $32,681,372)                         $40,321,553
-------------------------------------------------------------------------------

Short-Term Obligations - 2.5%
-------------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
                                                 (000 OMITTED)
-------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp.,
      due 1/03/00, at Amortized Cost               $    1,055       $ 1,054,912
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $33,736,284)                    $41,376,465

Other Assets, Less Liabilities - 0.8%                                   326,684
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $41,703,149
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
DECEMBER 31, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $33,736,284)              $41,376,465
  Investments of cash collateral for securities loaned,
    at value (identified cost $3,463,110)                             3,463,110
  Foreign currency, at value (identified cost, $20,059)                  20,127
  Receivable for investments sold                                       250,654
  Interest and dividends receivable                                      45,393
  Receivable from investment adviser                                     63,490
  Deferred organization expenses                                          1,514
  Other assets                                                              135
                                                                    -----------
      Total assets                                                  $45,220,888
                                                                    -----------
Liabilities:
  Payable to custodian                                              $    20,240
  Collateral for securities loaned, at value                          3,463,110
  Payable to affiliates -
    Management fee                                                          852
    Shareholder servicing agent fee                                           6
  Accrued expenses and other liabilities                                 33,531
                                                                    -----------
      Total liabilities                                             $ 3,517,739
                                                                    -----------
Net assets                                                          $41,703,149
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $32,835,032
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                   7,640,076
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                     1,260,888
  Accumulated distributions in excess of net investment income          (32,847)
                                                                    -----------
      Total                                                         $41,703,149
                                                                    ===========
Shares of beneficial interest outstanding                            2,601,114
                                                                     =========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)            $16.03
                                                                      ======

See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                        $  151,879
    Interest                                                             53,291
    Foreign taxes withheld                                              (13,161)
                                                                     ----------
      Total investment income                                        $  192,009
                                                                     ----------
  Expenses -
    Management fee                                                   $  116,791
    Trustees' compensation                                                3,100
    Shareholder servicing agent fee                                       1,165
    Administrative fee                                                    1,535
    Custodian fee                                                        29,956
    Printing                                                              2,787
    Auditing fees                                                        28,417
    Legal fees                                                               46
    Amortization of organization expenses                                   704
    Registration fees                                                    12,548
    Miscellaneous                                                            62
                                                                     ----------
      Total expenses                                                 $  197,111
    Fees paid indirectly                                                 (1,257)
    Reduction of expenses by investment adviser                         (63,490)
                                                                     ----------
      Net expenses                                                   $  132,364
                                                                     ----------
        Net investment income                                        $   59,645
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                          $1,645,864
    Foreign currency transactions                                        21,783
                                                                     ----------
      Net realized gain on investments and foreign
         currency transactions                                       $1,667,647
                                                                     ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $7,199,560
    Translation of assets and liabilities in foreign
      currencies                                                        (11,823)
                                                                     ----------
      Net unrealized gain on investments and foreign
         currency translation                                        $7,187,737
                                                                     ----------
        Net realized and unrealized gain on investments
          and foreign currency                                       $8,855,384
                                                                     ----------
          Increase in net assets from operations                     $8,915,029
                                                                     ==========

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED
                                                              DECEMBER 31, 1999             YEAR ENDED
                                                                    (UNAUDITED)          JUNE 30, 1999
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                             $     59,645          $    104,993
  Net realized gain on investments and foreign currency
    transactions                                                       1,667,647               806,806
  Net unrealized gain (loss) on investments and foreign
    currency translation                                               7,187,737            (1,273,851)
                                                                    ------------          ------------
    Increase (decrease) in net assets from operations               $  8,915,029          $   (362,052)
                                                                    ------------          ------------

Distributions declared to shareholders -
  From net investment income                                        $   (167,656)         $    (99,690)
  From net realized gain on investments and foreign
    currency transactions                                             (1,245,241)             (367,595)
                                                                    ------------          ------------
    Total distributions declared to shareholders                    $ (1,412,897)         $   (467,285)
                                                                    ------------          ------------
Net increase (decrease) in net assets from Fund share
    transactions                                                    $ 26,533,877          $ (3,980,435)
                                                                    ------------          ------------
      Total increase (decrease) in net assets                       $ 34,036,009          $ (4,809,772)
Net assets:
  At beginning of period                                               7,667,140            12,476,912
                                                                    ------------          ------------

  At end of period (including accumulated distributions in
    excess of net investment income of $32,847 and accumulated
    undistributed net investment income of $75,164, respectively)   $ 41,703,149          $  7,667,140
                                                                    ============          ============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------

                                                                           YEAR ENDED JUNE 30,
                                          SIX MONTHS ENDED        -------------------------------------     PERIOD ENDED
                                         DECEMBER 31, 1999             1999         1998           1997   JUNE 30, 1996*
                                               (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $    12.91       $    13.88    $    13.04     $    10.96     $    10.00
                                                ----------       ----------    ----------     ----------     ----------
Income from investment operations# -
  Net investment income(S)                      $     0.03       $     0.15    $     0.14     $     0.23     $     0.13
  Net realized and unrealized gain (loss)
    on investments and foreign currency               3.66            (0.10)         1.12           2.23           0.83
                                                ----------       ----------    ----------     ----------     ----------
      Total from investment operations          $     3.69       $     0.05    $     1.26     $     2.46     $     0.96
                                                ----------       ----------    ----------     ----------     ----------
Less distributions declared to shareholders -
  From net investment income                    $    (0.07)      $    (0.22)   $    (0.08)    $    (0.13)    $     --
  From net realized gain on investments
    and foreign currency transactions                (0.50)           (0.80)        (0.34)         (0.25)          --
                                                ----------       ----------    ----------     ----------     ----------
      Total distributions declared to
        shareholders                            $    (0.57)      $    (1.02)   $    (0.42)    $    (0.38)    $     --
                                                ----------       ----------    ----------     ----------     ----------
Net asset value - end of period                 $    16.03       $    12.91    $    13.88     $    13.04     $    10.96
                                                ==========       ==========    ==========     ==========     ==========
Total return                                         28.65%++          0.74%        10.13%         22.97%          9.60%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                          0.86%+           0.87%         0.86%          0.87%          0.94%+
  Net investment income                               0.38%+           1.18%         1.08%          1.98%          2.46%+
Portfolio turnover                                      42%             109%           64%            76%            19%
Net assets at end of period (000 Omitted)       $   41,703       $    7,667    $   12,477     $   10,688     $    2,498

(S) Effective May 3, 1996, the investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management fees, at not more than 0.10% of average daily net assets. During the period January 30, 1996, through
    May 2, 1996, the investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management fees, at not more than 0.20% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:

      Net investment income (loss)              $     --  +++        $ 0.06    $     0.07     $     0.10     $    (0.08)
      Ratios (to average net assets):
        Expenses##                                    1.26%+           1.54%         1.39%          2.01%          4.91%+
        Net investment income (loss)                 (0.02)%+          0.51%         0.55%          0.84%         (1.51)%+
   * For the period from the commencement of the Fund's investment operations, January 30, 1996, through June 30, 1996.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional International Equity Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 1999, the value of securities loaned was $3,305,242. These loans were collateralized by cash of $3,463,110 which was invested in the following short-term obligation:

                                                               IDENTIFIED COST
                                                   SHARES            AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    3,463,110           $3,463,110

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets. The investment adviser has voluntarily agreed to pay the Fund's operating expenses exclusive of management fees such that the Fund's aggregate expenses do not exceed 0.10% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $35,931,273 and $11,936,511, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $33,736,284
                                                                   ===========
Gross unrealized appreciation                                      $ 8,920,291
Gross unrealized depreciation                                       (1,280,110)
                                                                   -----------
  Net unrealized appreciation                                      $ 7,640,181
                                                                   ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                             SIX MONTHS ENDED DECEMBER 31, 1999        YEAR ENDED JUNE 30, 1999
                             ----------------------------------    ----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                           1,961,090    $ 25,711,083         143,554    $  1,797,619
Shares issued to shareholders in
  reinvestment of distributions          89,029       1,412,894          38,083         467,280
Shares reacquired                       (42,738)       (590,100)       (487,062)     (6,245,334)
                                   ------------    ------------    ------------    ------------
    Net increase (decrease)           2,007,381    $ 26,533,877        (305,425)   $ (3,980,435)
                                   ============    ============    ============    ============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended December 31, 1999, was $126. The Fund had no borrowings during the period.

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C)2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                          IIE-3 02/00 200